Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2023 RESULTS
Fourth quarter 2023 net income of $20.2 million and net income available to common stockholders of $15.8 million, or $0.33 per diluted share
Book Value and Tangible Book Value(1) per share both increased 6.1%, reaching record levels, after giving effect to the repurchase of $44.8 million in shares
Capital ratios continue to be strong, including 12.6% CET1 and 17.1% Total Capital
DALLAS - January 18, 2024 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the fourth quarter and full year of 2023.
Net income available to common stockholders was $15.8 million, or $0.33 per diluted share, for the fourth quarter of 2023, compared to $57.4 million, or $1.18 per diluted share, for the third quarter of 2023 and $212.9 million, or $4.23 per diluted share, for the fourth quarter of 2022. The fourth quarter of 2023 included Federal Deposit Insurance Corporation (“FDIC”) special assessment expense of $19.9 million ($0.32 per diluted share).
“The firm continued to execute on its strategic plan to deliver something unique and differentiated for our clients in the midst of tremendous industry pressure in 2023,” said Rob C. Holmes, President and CEO. “Continued client adoption of our broad platform coupled with significant structural improvements in our operating model and near record levels of capital and liquidity provide the foundation for long-term value creation.”

FINANCIAL RESULTS
(dollars and shares in thousands)
	4th Quarter	3rd Quarter	4th Quarter	Full Year	Full Year
	2023	2023	2022	2023	2022
OPERATING RESULTS
Net income	$20,150	$61,679	$217,251	$189,141	$332,478
Net income available to common stockholders	$15,838	$57,366	$212,939	$171,891	$315,228
Diluted earnings per common share	$0.33	$1.18	$4.23	$3.54	$6.18
Diluted common shares	48,098	48,529	50,283	48,610	51,047
Return on average assets	0.27%	0.81%	2.80%	0.64%	1.04%
Return on average common equity	2.25%	8.08%	30.66%	6.15%	11.33%

BALANCE SHEET
Loans held for investment	$16,362,230	$16,183,882	$15,197,307
Loans held for investment, mortgage finance	3,978,328	4,429,489	4,090,033
Total loans held for investment	20,340,558	20,613,371	19,287,340
Loans held for sale	44,105	155,073	36,357
Total assets	28,356,266	29,628,249	28,414,642
Non-interest bearing deposits	7,328,276	9,352,883	9,618,081
Total deposits	22,371,839	23,878,978	22,856,880
Stockholders’ equity	3,199,142	3,077,700	3,055,351

(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.

FOURTH QUARTER 2023 COMPARED TO THIRD QUARTER 2023
For the fourth quarter of 2023, net income available to common stockholders was $15.8 million, or $0.33 per diluted share, compared to $57.4 million, or $1.18 per diluted share, for the third quarter of 2023.
Provision for credit losses for the fourth quarter of 2023 was $19.0 million, compared to $18.0 million for the third quarter of 2023. The $19.0 million provision for credit losses recorded in the fourth quarter of 2023 resulted primarily from increases in criticized and non-accrual loans, as well as $13.8 million in net charge-offs.
Net interest income was $214.7 million for the fourth quarter of 2023, compared to $232.1 million for the third quarter of 2023. The decrease in net interest income was primarily due to a decrease in loans held for investment (“LHI”), mortgage finance yields, as well as increases in funding costs and average interest-bearing liabilities. Net interest margin for the fourth quarter of 2023 was 2.93%, a decrease of 20 basis points from the third quarter of 2023. LHI, excluding mortgage finance, yields increased 7 basis points from the third quarter of 2023 and LHI, mortgage finance yields decreased 152 basis points from the third quarter of 2023. Total cost of deposits was 2.82% for the fourth quarter of 2023, a 20 basis point increase from the third quarter of 2023.
Non-interest income for the fourth quarter of 2023 decreased $15.7 million, or 34%, compared to the third quarter of 2023, primarily due to a decrease in investment banking and trading income.
Non-interest expense for the fourth quarter of 2023 increased $21.5 million, or 12%, compared to the third quarter of 2023, primarily due to an increase in FDIC insurance assessment expense, which included $19.9 million in special assessment expense recorded in the fourth quarter of 2023.
FOURTH QUARTER 2023 COMPARED TO FOURTH QUARTER 2022
Net income available to common stockholders was $15.8 million, or $0.33 per diluted share, for the fourth quarter of 2023, compared to $212.9 million, or $4.23 per diluted share, for the fourth quarter of 2022.
The fourth quarter of 2023 included a $19.0 million provision for credit losses, reflecting increases in criticized and non-accrual loans and net charge-offs of $13.8 million, compared to a $34.0 million provision for credit losses for the fourth quarter of 2022.
Net interest income decreased to $214.7 million for the fourth quarter of 2023, compared to $247.6 million for the fourth quarter of 2022, primarily due to an increase in funding costs and a decrease in average earning assets, partially offset by an increase in yields on average earning assets. Net interest margin decreased 33 basis points to 2.93% for the fourth quarter of 2023, as compared to the fourth quarter of 2022. LHI, excluding mortgage finance, yields increased 139 basis points compared to the fourth quarter of 2022 and LHI, mortgage finance yields decreased 293 basis points from the fourth quarter of 2022. Total cost of deposits increased 129 basis points compared to the fourth quarter of 2022.
Non-interest income for the fourth quarter of 2023 decreased $246.5 million, or 89%, compared to the fourth quarter of 2022. The decrease was primarily due to a non-recurring $248.5 million gain related to the sale of our premium finance subsidiary recorded in the fourth quarter of 2022.
Non-interest expense for the fourth quarter of 2023 decreased $11.7 million, or 5%, compared to the fourth quarter of 2022, primarily due to decreases in occupancy, marketing, legal and professional and other expenses, partially offset by an increase in FDIC insurance assessment expense, resulting from the FDIC special assessment described above. The fourth quarter of 2022 included $13.0 million in legal and professional expense related to the sale of our premium finance subsidiary, $9.8 million in restructuring reserves, primarily related to occupancy expense, and $8.0 million in charitable contributions recorded in other non-interest expense.
CREDIT QUALITY
Net charge-offs of $13.8 million were recorded during the fourth quarter of 2023, compared to net charge-offs of $8.9 million and $15.0 million during the third quarter of 2023 and the fourth quarter of 2022, respectively. Criticized loans totaled $738.2 million at December 31, 2023, compared to $677.4 million at September 30, 2023 and $513.2 million at December 31, 2022. Non-accrual LHI totaled $81.4 million at December 31, 2023, compared to $63.1 million at September 30, 2023 and $48.3 million at December 31, 2022. The ratio of non-accrual LHI to total LHI for the fourth quarter of 2023 was 0.40%, compared to 0.31% for the third quarter of 2023 and 0.25% for the fourth quarter of 2022. The ratio of total allowance for credit losses to total LHI was 1.46% at December 31, 2023, compared to 1.41% and 1.43% at September 30, 2023 and December 31, 2022, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of December 31, 2023. Our CET1, tier 1 capital, total capital and leverage ratios were 12.6%, 14.2%, 17.1% and 12.2%, respectively, at December 31, 2023, compared to 12.7%, 14.3%, 17.1% and 12.1%, respectively, at September 30, 2023 and 13.0%, 14.7%, 17.7% and 11.5%, respectively, at December 31, 2022. At December 31, 2023, our ratio of tangible common equity to total tangible assets was 10.2%, compared to 9.4% at September 30, 2023 and 9.7% at December 31, 2022.
During the fourth quarter of 2023, the Company repurchased 809,623 shares of its common stock for an aggregate purchase price, including excise tax expense, of $44.8 million, at a weighted average price of $54.90 per share. On January 17, 2024, the

Company’s board of directors authorized a new share repurchase program under which the Company may repurchase up to $150.0 million in shares of its outstanding common stock through January 31, 2025. Remaining repurchase authorization under the January 18, 2023 share repurchase program was terminated upon authorization of this new program.
About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI), a member of the Russell 2000 Index and the S&P MidCap 400, is the holding company of Texas Capital Bank, a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the firm is headquartered in Dallas with offices in Austin, Houston, San Antonio, and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital Bank has established commercial banking, consumer banking, investment banking and wealth management capabilities.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including developing and executing new lines of business and new products and services; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; elevated or further changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; increased or expanded competition from banks and other financial service providers in TCBI’s markets; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; legislative and regulatory changes; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2023	2023	2023	2023	2022
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$417,072	$425,769	$401,916	$385,166	$371,292
Interest expense	202,355	193,698	169,926	149,821	123,687
Net interest income	214,717	232,071	231,990	235,345	247,605
Provision for credit losses	19,000	18,000	7,000	28,000	34,000
Net interest income after provision for credit losses	195,717	214,071	224,990	207,345	213,605
Non-interest income	31,133	46,872	46,011	37,403	277,667
Non-interest expense	201,385	179,891	181,644	194,027	213,090
Income before income taxes	25,465	81,052	89,357	50,721	278,182
Income tax expense	5,315	19,373	20,706	12,060	60,931
Net income	20,150	61,679	68,651	38,661	217,251
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income available to common stockholders	$15,838	$57,366	$64,339	$34,348	$212,939
Diluted earnings per common share	$0.33	$1.18	$1.33	$0.70	$4.23
Diluted common shares	48,097,517	48,528,698	48,421,276	48,880,725	50,282,663

CONSOLIDATED BALANCE SHEET DATA
Total assets	$28,356,266	$29,628,249	$28,976,544	$28,596,653	$28,414,642
Loans held for investment	16,362,230	16,183,882	16,227,203	16,014,497	15,197,307
Loans held for investment, mortgage finance	3,978,328	4,429,489	5,098,812	4,060,570	4,090,033
Loans held for sale	44,105	155,073	29,097	27,608	36,357
Interest bearing cash and cash equivalents	3,042,357	3,975,860	2,587,131	3,385,494	4,778,623
Investment securities	4,143,194	4,069,717	4,226,653	4,345,969	3,585,114
Non-interest bearing deposits	7,328,276	9,352,883	9,429,352	9,500,583	9,618,081
Total deposits	22,371,839	23,878,978	23,318,240	22,179,697	22,856,880
Short-term borrowings	1,500,000	1,400,000	1,350,000	2,100,000	1,201,142
Long-term debt	859,147	858,471	857,795	932,119	931,442
Stockholders’ equity	3,199,142	3,077,700	3,081,927	3,079,974	3,055,351

End of period shares outstanding	47,237,912	48,015,003	47,992,521	47,851,862	48,783,763
Book value per share	$61.37	$57.85	$57.97	$58.10	$56.48
Tangible book value per share(1)	$61.34	$57.82	$57.93	$58.06	$56.45

SELECTED FINANCIAL RATIOS
Net interest margin	2.93%	3.13%	3.29%	3.33%	3.26%
Return on average assets	0.27%	0.81%	0.95%	0.53%	2.80%
Return on average common equity	2.25%	8.08%	9.17%	5.06%	30.66%
Non-interest income to average earning assets	0.43%	0.64%	0.66%	0.54%	3.70%
Efficiency ratio(2)	81.9%	64.5%	65.3%	71.1%	40.6%
Non-interest expense to average earning assets	2.79%	2.46%	2.61%	2.78%	2.84%
Common equity to total assets	10.2%	9.4%	9.6%	9.7%	9.7%
Tangible common equity to total tangible assets(3)	10.2%	9.4%	9.6%	9.7%	9.7%
Common Equity Tier 1	12.6%	12.7%	12.2%	12.4%	13.0%
Tier 1 capital	14.2%	14.3%	13.7%	14.0%	14.7%
Total capital	17.1%	17.1%	16.4%	16.9%	17.7%
Leverage	12.2%	12.1%	12.4%	12.0%	11.5%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	December 31, 2023	December 31, 2022	% Change
Assets
Cash and due from banks	$200,493	$233,637	(14)%
Interest bearing cash and cash equivalents	3,042,357	4,778,623	(36)%
Available-for-sale debt securities	3,225,892	2,615,644	23%
Held-to-maturity debt securities	865,477	935,514	(7)%
Equity securities	51,825	33,956	53%
Investment securities	4,143,194	3,585,114	16%
Loans held for sale	44,105	36,357	21%
Loans held for investment, mortgage finance	3,978,328	4,090,033	(3)%
Loans held for investment	16,362,230	15,197,307	8%
Less: Allowance for credit losses on loans	249,973	253,469	(1)%
Loans held for investment, net	20,090,585	19,033,871	6%
Premises and equipment, net	32,366	26,382	23%
Accrued interest receivable and other assets	801,670	719,162	11%
Goodwill and intangibles, net	1,496	1,496	—%
Total assets	$28,356,266	$28,414,642	—%

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,328,276	$9,618,081	(24)%
Interest bearing deposits	15,043,563	13,238,799	14%
Total deposits	22,371,839	22,856,880	(2)%
Accrued interest payable	33,234	24,000	38%
Other liabilities	392,904	345,827	14%
Short-term borrowings	1,500,000	1,201,142	25%
Long-term debt	859,147	931,442	(8)%
Total liabilities	25,157,124	25,359,291	(1)%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares - 300,000 shares issued at December 31, 2023 and 2022	300,000	300,000	—%
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares - 51,142,979 and 50,867,298 at December 31, 2023 and 2022, respectively	511	509	—%
Additional paid-in capital	1,045,576	1,025,593	2%
Retained earnings	2,435,393	2,263,502	8%
Treasury stock - 3,905,067 and 2,083,535 shares at cost at December 31, 2023 and 2022, respectively	(220,334)	(115,310)	91%
Accumulated other comprehensive loss, net of taxes	(362,004)	(418,943)	(14)%
Total stockholders’ equity	3,199,142	3,055,351	5%
Total liabilities and stockholders’ equity	$28,356,266	$28,414,642	—%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Interest income
Interest and fees on loans	$325,210	$295,372	$1,300,653	$983,794
Investment securities	28,454	16,210	108,294	63,179
Interest bearing cash and cash equivalents	63,408	59,710	220,976	97,271
Total interest income	417,072	371,292	1,629,923	1,144,244
Interest expense
Deposits	170,173	96,150	587,775	190,663
Short-term borrowings	18,069	13,449	70,642	29,077
Long-term debt	14,113	14,088	57,383	48,739
Total interest expense	202,355	123,687	715,800	268,479
Net interest income	214,717	247,605	914,123	875,765
Provision for credit losses	19,000	34,000	72,000	66,000
Net interest income after provision for credit losses	195,717	213,605	842,123	809,765
Non-interest income
Service charges on deposit accounts	5,397	5,252	20,874	23,266
Wealth management and trust fee income	3,302	3,442	13,955	15,036
Brokered loan fees	2,076	2,655	8,918	14,159
Investment banking and trading income	10,725	11,937	86,182	35,054
Gain on disposal of subsidiary	—	248,526	—	248,526
Other	9,633	5,855	31,490	13,481
Total non-interest income	31,133	277,667	161,419	349,522
Non-interest expense
Salaries and benefits	107,970	102,925	459,700	434,906
Occupancy expense	9,483	17,030	38,494	44,222
Marketing	5,686	10,623	25,854	32,388
Legal and professional	17,127	37,493	64,924	75,858
Communications and technology	23,607	20,434	81,262	69,253
Federal Deposit Insurance Corporation insurance assessment	25,143	3,092	36,775	14,344
Other	12,369	21,493	49,938	56,561
Total non-interest expense	201,385	213,090	756,947	727,532
Income before income taxes	25,465	278,182	246,595	431,755
Income tax expense	5,315	60,931	57,454	99,277
Net income	20,150	217,251	189,141	332,478
Preferred stock dividends	4,312	4,312	17,250	17,250
Net income available to common stockholders	$15,838	$212,939	$171,891	$315,228

Basic earnings per common share	$0.33	$4.28	$3.58	$6.25
Diluted earnings per common share	$0.33	$4.23	$3.54	$6.18

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2023	2023	2023	2023	2022
Allowance for credit losses on loans:
Beginning balance	$244,902	$237,343	$260,928	$253,469	$234,613
Loans charged-off:
Commercial	8,356	13,246	8,852	20,732	17,106
Commercial real estate	5,500	—	—	—	—
Consumer	—	41	—	—	—
Total charge-offs	13,856	13,287	8,852	20,732	17,106
Recoveries:
Commercial	15	4,346	611	819	2,105
Commercial real estate	4	—	—	—	—
Consumer	—	—	2	3	2
Total recoveries	19	4,346	613	822	2,107
Net charge-offs	13,837	8,941	8,239	19,910	14,999
Provision for credit losses on loans	18,908	16,500	(15,346)	27,369	33,855
Ending balance	$249,973	$244,902	$237,343	$260,928	$253,469

Allowance for off-balance sheet credit losses:
Beginning balance	$46,270	$44,770	$22,424	$21,793	$21,648
Provision for off-balance sheet credit losses	92	1,500	22,346	631	145
Ending balance	$46,362	$46,270	$44,770	$22,424	$21,793

Total allowance for credit losses	$296,335	$291,172	$282,113	$283,352	$275,262
Total provision for credit losses	$19,000	$18,000	$7,000	$28,000	$34,000

Allowance for credit losses on loans to total loans held for investment	1.23%	1.19%	1.11%	1.30%	1.31%
Allowance for credit losses on loans to average total loans held for investment	1.24%	1.17%	1.15%	1.38%	1.31%
Net charge-offs to average total loans held for investment(1)	0.27%	0.17%	0.16%	0.43%	0.31%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.25%	0.26%	0.23%	0.19%	0.09%
Total provision for credit losses to average total loans held for investment(1)	0.37%	0.34%	0.14%	0.60%	0.70%
Total allowance for credit losses to total loans held for investment	1.46%	1.41%	1.32%	1.41%	1.43%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF NON-PERFORMING ASSETS AND PAST DUE LOANS
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2023	2023	2023	2023	2022
Non-accrual loans held for investment	$81,398	$63,129	$81,039	$93,951	$48,338
Non-accrual loans held for sale	—	—	—	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$81,398	$63,129	$81,039	$93,951	$48,338

Non-accrual loans held for investment to total loans held for investment	0.40%	0.31%	0.38%	0.47%	0.25%
Total non-performing assets to total assets	0.29%	0.21%	0.28%	0.33%	0.17%
Allowance for credit losses on loans to non-accrual loans held for investment	3.1x	3.9x	2.9x	2.8x	5.2x
Total allowance for credit losses to non-accrual loans held for investment	3.6x	4.6x	3.5x	3.0x	5.7x

Loans held for investment past due 90 days and still accruing	$19,523	$4,602	$64	$3,098	$131
Loans held for investment past due 90 days to total loans held for investment	0.10%	0.02%	—%	0.02%	—%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2023	2023	2023	2023	2022
Interest income
Interest and fees on loans	$325,210	$345,138	$332,867	$297,438	$295,372
Investment securities	28,454	27,070	27,478	25,292	16,210
Interest bearing deposits in other banks	63,408	53,561	41,571	62,436	59,710
Total interest income	417,072	425,769	401,916	385,166	371,292
Interest expense
Deposits	170,173	160,117	137,391	120,094	96,150
Short-term borrowings	18,069	19,576	18,253	14,744	13,449
Long-term debt	14,113	14,005	14,282	14,983	14,088
Total interest expense	202,355	193,698	169,926	149,821	123,687
Net interest income	214,717	232,071	231,990	235,345	247,605
Provision for credit losses	19,000	18,000	7,000	28,000	34,000
Net interest income after provision for credit losses	195,717	214,071	224,990	207,345	213,605
Non-interest income
Service charges on deposit accounts	5,397	5,297	5,158	5,022	5,252
Wealth management and trust fee income	3,302	3,509	3,715	3,429	3,442
Brokered loan fees	2,076	2,532	2,415	1,895	2,655
Investment banking and trading income	10,725	29,191	27,498	18,768	11,937
Gain on disposal of subsidiary	—	—	—	—	248,526
Other	9,633	6,343	7,225	8,289	5,855
Total non-interest income	31,133	46,872	46,011	37,403	277,667
Non-interest expense
Salaries and benefits	107,970	110,010	113,050	128,670	102,925
Occupancy expense	9,483	9,910	9,482	9,619	17,030
Marketing	5,686	4,757	6,367	9,044	10,623
Legal and professional	17,127	17,614	15,669	14,514	37,493
Communications and technology	23,607	19,607	20,525	17,523	20,434
Federal Deposit Insurance Corporation insurance assessment	25,143	5,769	3,693	2,170	3,092
Other	12,369	12,224	12,858	12,487	21,493
Total non-interest expense	201,385	179,891	181,644	194,027	213,090
Income before income taxes	25,465	81,052	89,357	50,721	278,182
Income tax expense	5,315	19,373	20,706	12,060	60,931
Net income	20,150	61,679	68,651	38,661	217,251
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income available to common shareholders	$15,838	$57,366	$64,339	$34,348	$212,939

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	4th Quarter 2023			3rd Quarter 2023			2nd Quarter 2023			1st Quarter 2023			4th Quarter 2022
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,078,975	$28,454	2.48%	$4,204,749	$27,070	2.33%	$4,306,881	$27,478	2.36%	$4,060,456	$25,292	2.31%	$3,385,372	$16,210	1.70%
Interest bearing cash and cash equivalents	4,637,374	63,408	5.42%	3,965,045	53,561	5.36%	3,286,091	41,571	5.07%	5,541,341	62,436	4.57%	6,158,769	59,710	3.85%
Loans held for sale	29,071	672	9.17%	31,878	647	8.06%	28,414	599	8.46%	43,472	938	8.75%	1,053,157	12,064	4.54%
Loans held for investment, mortgage finance	3,946,280	11,168	1.12%	4,697,702	31,217	2.64%	4,376,235	36,198	3.32%	3,286,804	28,528	3.52%	4,279,367	43,708	4.05%
Loans held for investment(3)	16,164,233	313,438	7.69%	16,317,324	313,346	7.62%	16,217,314	296,183	7.33%	15,598,854	268,131	6.97%	15,105,083	239,746	6.30%
Less: Allowance for credit losses on loans	244,287	—	—	238,883	—	—	261,027	—	—	252,727	—	—	233,246	—	—
Loans held for investment, net	19,866,226	324,606	6.48%	20,776,143	344,563	6.58%	20,332,522	332,381	6.56%	18,632,931	296,659	6.46%	19,151,204	283,454	5.87%
Total earning assets	28,611,646	417,140	5.69%	28,977,815	425,841	5.75%	27,953,908	402,029	5.69%	28,278,200	385,325	5.45%	29,748,502	371,438	4.89%
Cash and other assets	1,120,354			1,106,031			1,049,145			1,041,745			989,900
Total assets	$29,732,000			$30,083,846			$29,003,053			$29,319,945			$30,738,402

Liabilities and Stockholders’ Equity
Transaction deposits	$1,972,324	$15,613	3.14%	$1,755,451	$13,627	3.08%	$1,345,742	$9,468	2.82%	$776,500	$3,853	2.01%	$1,105,466	$4,977	1.79%
Savings deposits	11,043,155	132,801	4.77%	10,858,306	127,323	4.65%	10,590,558	114,275	4.33%	11,195,402	105,707	3.83%	10,563,049	80,801	3.03%
Time deposits	1,716,812	21,759	5.03%	1,610,235	19,167	4.72%	1,531,922	13,648	3.57%	1,430,657	10,534	2.99%	1,625,857	10,372	2.53%
Total interest bearing deposits	14,732,291	170,173	4.58%	14,223,992	160,117	4.47%	13,468,222	137,391	4.09%	13,402,559	120,094	3.63%	13,294,372	96,150	2.87%
Short-term borrowings	1,257,609	18,069	5.70%	1,393,478	19,576	5.57%	1,397,253	18,253	5.24%	1,242,881	14,744	4.81%	1,387,660	13,449	3.84%
Long-term debt	858,858	14,113	6.52%	858,167	14,005	6.47%	883,871	14,282	6.48%	931,796	14,983	6.52%	931,107	14,088	6.00%
Total interest bearing liabilities	16,848,758	202,355	4.76%	16,475,637	193,698	4.66%	15,749,346	169,926	4.33%	15,577,236	149,821	3.90%	15,613,139	123,687	3.14%
Non-interest bearing deposits	9,247,491			10,016,579			9,749,105			10,253,731			11,642,969
Other liabilities	541,162			474,869			389,155			436,621			426,543
Stockholders’ equity	3,094,589			3,116,761			3,115,447			3,052,357			3,055,751
Total liabilities and stockholders’ equity	$29,732,000			$30,083,846			$29,003,053			$29,319,945			$30,738,402
Net interest income		$214,785			$232,143			$232,103			$235,504			$247,751
Net interest margin			2.93%			3.13%			3.29%			3.33%			3.26%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.